CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark Lana, the President, Chief Executive Officer and a Director of HS3 Technologies, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of HS3 Technologies, Inc. for the three months ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HS3 Technologies, Inc.

Dated November 16, 2006.

/s/ Mark Lana

Mark Lana

President, Chief Executive Officer and Director

(Principal Executive Officer, Principal Financial

Officer and Principal Accounting Officer)